UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System 155 Federal St., Suite 700, Boston, MA 02110 (Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1. Report to Stockholders.

ANNUAL REPORT
October 31, 2022

TICKER ENSBX

Ensemble Fund
Annual Report
October 31, 2022
(Unaudited)

The Ensemble Fund (the “Fund”) returned -29.33% for the fiscal year ended October 31, 2022. For comparative purposes, the S&P 500® Index, which is the Fund’s benchmark, had a total return of -14.61% over the same time period.

The Fund underperformed the S&P 500® Index very sharply from the beginning of the fiscal year through mid-May. The Fund then outperformed the market through the end of the fiscal year as many of the holdings that most dramatically underperformed earlier in the year, such as Netflix, Illumina, and our housing related investments, reversed their relative performance.

During the fiscal year, we owned 28 different companies of which all but two (Costco and Old Dominion, which we sold out of early in the year) generated negative returns.

Significant detractors from the Fund’s total return included the following:

• Netflix (6.96%* weight in the Fund): Netflix declined 57.72% during the Fund’s fiscal year, contributing -5.42% to the Fund’s relative performance. After reporting strong growth in new subscribers for the fourth quarter of 2021, the company lost 0.9% of their subscribers during the first two quarters of 2022. While investors have worried that these subscriber losses are due to competition, we believe the company’s sudden stall in growth is due primarily to surging inflation and weak economic conditions around the globe. In October, the company announced that subscriber growth had returned and guided to an expected acceleration of subscriber growth for the 4th calendar quarter of 2022.

• Masimo (4.43%* weight in Fund): Masimo fell 53.59%, contributing -2.56% to the Fund’s relative performance. In February, Masimo announced the surprising acquisition of consumer audio company Sound United causing the stock to fall 35% on the day of the announcement. While Masimo has long communicated their intention to bring their hospital based, health sensor technology into the home as part of their mission to lower the cost of health care and improve patient outcomes, their acquisition of Sound United was an unexpected approach to executing this strategy. Compounding investors’ concerns, Masimo declined to offer a detailed explanation of the Sound United acquisition, stating that in order to avoid alerting competitors to their intentions they would explain the deal at an Investor Day currently scheduled for December 2022.

• Illumina (5.17% weight in the Fund): Illumina’s stock price declined 44.87% during the Fund’s fiscal year, detracting 2.01% from relative performance vs the S&P 500. In addition to extraordinary strength in the US dollar detracting from growth in their significant foreign revenue, as well as COVID lockdowns limiting sales in China, the company’s already closed acquisition of the cancer test maker GRAIL was thwarted by European Union regulators. After paying approximately $8 billion to acquire GRAIL despite EU regulator’s warning that the deal may violate antitrust rules, Illumina will likely need to divest their ownership of the company taking a loss of nearly $4 billion as estimated by the company.

Significant contributors to the Fund’s total return included the following:

• Mastercard (8.43%* weight in fund): Mastercard declined just 1.61% during the Fund’s fiscal year, adding 1.30% to relative performance. After worries last year about Buy Now, Pay Later lenders being disruptive to Mastercard’s payment network provided to be misguided, Mastercard avoided much of the decline in the broader stock market this year. In addition, with inflation worries being the main driver of the market selloff, the company’s inflation resistant business model calmed worried investors.

* Portfolio Information as of October 31, 2022.

2022 Annual Report 1

• Charles Schwab & Co (3.87%* weight in the Fund): Even after being the Fund’s best performing stock in fiscal year 2021, Schwab declined just 1.85% this year, adding 0.67% to the Fund’s relative performance. While Schwab is known as a brokerage company, the majority of the company’s earnings power is derived from the net interest income they earn on client cash balances held in brokerage accounts. Rising interest rates increase the company’s net interest margin insulating it from the decline in demand triggered by rising interest rates that so many other companies are experiencing this year.

• Nintendo (3.97%* weight in the Fund): Nintendo began the fiscal year as one of the cheapest stocks on a price to earnings ratio basis within our portfolio. With such a pessimistic outlook for earnings growth already priced into the stock it declined just 5.35% this year, adding 0.46% to the Fund’s relative performance. We believe that changes to the company’s strategy for launching new gaming consoles, paired with the rise of parents who played Nintendo games as children themselves, will lead to a far better long term earnings outlook than the stock’s valuation contemplates.

The strong economic expansion experienced during 2021 gave way to heighted inflation and a sudden stop to real economic growth in 2022. With the Fed suddenly forced to rapidly increase interest rates to ward off inflation, even if doing so may throw the US and global economy into a recession, financial markets became gripped by a panic over fears of stagfla-tionary forces similar to those seen in the 1970s taking hold. While we acknowledge that such fears have merit, we also believe that the pandemic fueled inflation of today is due to very different reasons than what was experienced in the 1970s. We believe that the depth of the selloff in many of the stocks in our portfolio is excessive, causing these stocks to now trade at levels that offer unusually attractive risk adjusted return potential.

You can read more about our views on the economy and markets, as well find in depth profiles of our portfolio holdings, in our quarterly letters posted to www.EnsembleFund.com/news/investor-communications, as well as by following the Intrinsic Investing blog, published by Ensemble Capital Management, the Advisor to the Fund, at www.IntrinsicInvesting.com.

Sincerely,

Sean Stannard-Stockton

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-785-8165.

The Ensemble Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-785-8165. Distributed by Arbor Court Capital, LLC.

* Portfolio Information as of October 31, 2022.

2022 Annual Report 2

Ensemble Fund (Unaudited)

PERFORMANCE INFORMATION

October 31, 2022 NAV $13.93

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2022

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Ensemble Fund	-29.33%	6.20%	9.56%	10.41%
S&P 500® Index (B)	-14.61%	10.22%	10.44%	11.17%

Annual Fund Operating Expense Ratio (from 2/28/2022 Prospectus): 1.00%

The Fund’s expense ratio for the year ended October 31, 2022, can be found in the financial highlights included within this report.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Ensemble Fund commenced operations on November 2, 2015.

(B)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

For a commentary on the Fund’s calendar quarter performance visit the Fund’s website at www.ensemblefund.com.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-785-8165. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2022 Annual Report 3

Ensemble Fund (Unaudited)

Ensemble Fund by Sectors (as a percentage of Net Assets) October 31, 2022 (Unaudited)

* Net Cash represents cash and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments

The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines

Ensemble Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.ensemblefund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Form N-PX provides information regarding how the Fund voted proxies with regards to portfolio securities held during the most recent 12-month period ended June 30th and is available without charge, upon request, by calling our toll free number (1-800-785-8165). This information is also available on the SEC’s website at http://www.sec.gov.

2022 Annual Report 4

Expense Example (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on May 1, 2022, and held through October 31, 2022.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.” The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	May 1, 2022 to
	May 1, 2022	October 31, 2022	October 31, 2022

Actual	$1,000.00	$938.68	$4.89

Hypothetical	$1,000.00	$1,020.16	$5.09
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2022 Annual Report 5

Ensemble Fund

	Schedule of Investments
	October 31, 2022
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Banks
28,712 First Republic Bank	$3,448,311	7.11%
Chemicals & Allied Products
49,963 Perimeter Solutions, SA (Luxembourg) *	399,204	0.82%
Electromedical & Electrotherapeutic Apparatus
16,328 Masimo Corporation *	2,148,765	4.43%
Entertainment
189,918 Nintendo Co., Ltd. **	1,921,970	3.97%
Laboratory Analytical Instruments
10,962 Illumina, Inc. *	2,508,325	5.17%
Motor Vehicles & Passenger Car Bodies
15,244 Ferrari N.V. (Italy)	2,999,562	6.19%
Operative Builders
561 NVR, Inc. *	2,377,378	4.90%
Retail - Building Materials, Hardware, Garden Supply
31,600 Fastenal Company	1,527,228	3.15%
Retail - Eating & Drinking Places
1,407 Chipotle Mexican Grill, Inc. *	2,108,150	4.35%
Retail - Lumber & Other Building Materials Dealers
11,597 The Home Depot, Inc.	3,434,220	7.08%
Rubber & Plastics Footwear
18,609 NIKE, Inc. - Class B	1,724,682	3.56%
Security Brokers, Dealers & Flotation Companies
23,534 The Charles Schwab Corporation	1,874,954	3.87%
Services - Business Services, NEC
1,198 Booking Holdings Inc. *	2,239,637
15,913 Broadridge Financial Solutions, Inc.	2,387,905
12,458 Mastercard Incorporated - Class A	4,088,466
	8,716,008	17.98%
Services - Computer Programming, Data Processing, Etc.
34,819 Alphabet Inc. - Class A *	3,290,744	6.79%
Services - Engineering, Accounting, Research, Management
12,803 Paychex, Inc.	1,514,723	3.12%
Services - Prepackaged Software
5,064 ServiceNow, Inc. *	2,130,627	4.39%
Services - Video Tape Rental
11,562 Netflix, Inc. *	3,374,716	6.96%
Title Insurance
28,934 First American Financial Corporation	1,458,274	3.01%
Trucking (No Local)
9,489 Landstar System, Inc.	1,482,372	3.06%
Total for Common Stocks (Cost - $48,486,135)	48,440,213	99.91%
Total Investment Securities (Cost - $48,486,135)	48,440,213
Other Assets in Excess of Liabilities	44,264	0.09%
Net Assets	$48,484,477	100.00%

* Non-Income Producing Security. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2022 Annual Report 6

Ensemble Fund

Statement of Assets and Liabilities
October 31, 2022

Assets:
Investment Securities at Fair Value	$48,440,213
(Cost - $48,486,135)
Cash	54,811
Receivable for Securities Sold	307,789
Dividends Receivable	22,879
Total Assets	48,825,692
Liabilities:
Payable to Adviser (Note 4)	39,138
Payable for Securities Purchased	302,077
Total Liabilities	341,215
Net Assets	$48,484,477

Net Assets Consist of:
Paid In Capital	$46,829,212
Total Distributable Earnings	1,655,265
Net Assets, for 3,479,341 Shares Outstanding	$48,484,477
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($48,484,477/3,479,341 shares)	$13.93

Statement of Operations
For the fiscal year ended October 31, 2022

Investment Income:
Dividends (Net of foreign withholding tax of $20,382)	$426,677
Total Investment Income	426,677
Expenses:
Management Fees (Note 4)	534,822
Total Expenses	534,822

Net Investment Income (Loss)	(108,145)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	2,113,614
Net Change in Unrealized Appreciation (Depreciation) on Investments	(20,960,840)
Net Realized and Unrealized Gain (Loss) on Investments	(18,847,226)

Net Increase (Decrease) in Net Assets from Operations	$(18,955,371)

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 7

Ensemble Fund

Statements of Changes in Net Assets
	11/1/2021	11/1/2020
	to	to
	10/31/2022	10/31/2021
Operations:
Net Investment Income (Loss)	$(108,145)	$(71,344)
Net Realized Gain (Loss) on Investments	2,113,614	6,065,138
Net Change in Unrealized Appreciation (Depreciation) on Investments	(20,960,840)	13,003,048
Net Increase (Decrease) in Net Assets from Operations	(18,955,371)	18,996,842

Distributions to Shareholders:	(5,597,440)	(3,032,664)

Capital Share Transactions:
Proceeds From Sale of Shares	9,892,247	11,229,784
Shares Issued on Reinvestment of Dividends	5,596,349	3,032,663
Cost of Shares Redeemed	(6,420,841)	(5,741,953)
Net Increase (Decrease) from Shareholder Activity	9,067,755	8,520,494

Net Increase (Decrease) in Net Assets	(15,485,056)	24,484,672

Net Assets at Beginning of Year	63,969,533	39,484,861
Net Assets at End of Year	$48,484,477	$63,969,533

Share Transactions:
Issued	639,845	610,130
Reinvested	289,068	174,091
Redeemed	(401,418)	(305,030)
Net Increase (Decrease) in Shares	527,495	479,191
Shares Outstanding Beginning of Year	2,951,846	2,472,655
Shares Outstanding End of Year	3,479,341	2,951,846

Financial Highlights
Selected data for a share outstanding
throughout the year:	11/1/2021	11/1/2020	11/1/2019	11/1/2018	11/1/2017
	to	to	to	to	to
	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net Asset Value -
Beginning of Year	$21.67	$15.97	$14.99	$12.72	$12.48
Net Investment Income (Loss) (a)	(0.03)	(0.03)	0.01	0.03	0.01
Net Realized and Unrealized Gains (Losses)
on Investments	(5.79)	6.95	2.35	2.80	0.79
Total from Investment Operations	(5.82)	6.92	2.36	2.83	0.80
Distributions (From Net Investment Income)	-	(0.01)	(0.03)	(0.01)	(0.03)
Distributions (From Realized Capital Gains)	(1.92)	(1.21)	(1.35)	(0.55)	(0.53)
Total Distributions	(1.92)	(1.22)	(1.38)	(0.56)	(0.56)
Proceeds from Redemption Fee (c)	-	-	-	-	-	+
Net Asset Value -
End of Year	$13.93	$21.67	$15.97	$14.99	$12.72
Total Return (b)	(29.33)%	45.21%	16.73%	23.76%	6.49%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$48,484	$63,970	$39,485	$32,189	$23,476
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets	(0.20)%	(0.13)%	0.07%	0.23%	0.08%
Portfolio Turnover Rate	52.19%	33.13%	61.28%	47.01%	63.49%

+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
(c) Prior to February 28, 2018, the Fund was subject to a redemption fee of 2% if redeemed within 90 days or less of purchase.

The accompanying notes are an integral part of these financial statements.

2022 Annual Report 8

NOTES TO THE FINANCIAL STATEMENTS
ENSEMBLE FUND
October 31, 2022

1.) ORGANIZATION
The Ensemble Fund (the “Fund”) was organized as a non-diversified series of PFS Funds (the “Trust”) on September 23, 2015, and commenced operations on November 2, 2015. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. Other series of the Trust are not incorporated in this report. The Fund’s objective is to seek long-term capital appreciation. The investment adviser to the Fund is Ensemble Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2022, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The differences between book and tax basis are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

2022 Annual Report 9

Notes to the Financial Statements - continued

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. 3.) INVESTMENT SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows. The Board of Trustees (the "Trustees" or the "Board") has designated the Advisor as the Valuation Designee.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle

2022 Annual Report 10

Notes to the Financial Statements - continued

may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the Investment Company Act of 1940 and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2022:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$48,440,213	$–	$–	$48,440,213
Total	$48,440,213	$–	$–	$48,440,213

The Fund did not hold any Level 3 assets during the fiscal year ended October 31, 2022. The Fund did not invest in any derivative instruments during the fiscal year ended October 31, 2022.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund and pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, fees pursuant to Rule 12b-1 distribution plans, and extraordinary or non-recurring expenses. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

As a result of the above calculation, for the fiscal year ended October 31, 2022, the Adviser earned management fees totaling $534,822. At October 31, 2022, the Fund owed $39,138 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Fund were paid a total of $4,125, in Trustees’ fees for the fiscal year ended October 31, 2022, by the Adviser.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended October 31, 2022, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $31,258,900 and $27,850,578, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2022, Charles Schwab & Co., Inc., for the benefit of its customers, held, in aggregate, 91.90% of the shares in the Fund. The Trust does not know whether any underlying accounts held at Charles Schwab & Co., Inc. owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at October 31, 2022 was $49,198,442. At October 31, 2022, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$6,276,702	$(7,034,931)	$(758,229)

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2022	October 31, 2021
Ordinary Income	$ 550,041	$ 235,654
Long-term Capital Gain	5,047,399	2,797,010
	$ 5,597,440	$ 3,032,664

2022 Annual Report 11

Notes to the Financial Statements - continued

Subsequent to October 31, 2022, there were distributions paid on December 16, 2022 to the shareholders of record on December 15, 2022, of $0.702568 per share from long-term capital gains.

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

Other Accumulated Loss	$(49,164)
Undistributed Long-Term Capital Gain (Accumulated Losses)	2,462,658
Unrealized Appreciation (Depreciation) - Net	(758,229)
$1,655,265

Book to tax differences are primarily attributable to the tax deferral of losses on wash sales. As of October 31, 2022, other accumulated losses included deferred late-year ordinary losses of $49,164.

For the tax year ended October 31, 2022, the following permanent reclassification was recorded and was primarily attributed to the use of equalization for tax purposes and the reclassification of net operating loss:

Paid In Capital	$176,996
Total Distributable Earnings	$(176,996)

9.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

10.) CONCENTRATION OF SECTOR RISK
If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of October 31, 2022, the Fund had 30.70% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

11.) PROXY VOTING RESULTS (Unaudited)
On September 7, 2022, a special meeting of the shareholders of the Trust was held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 for the following purpose: 1. To elect the proposed individuals to the Board of Trustees.

Below are the voting results from the special meeting, at which each Trustee listed below was elected:

	For	Withheld
1) Allen C. Brown	39,902,214	830,243
2) Robert L. Boerner	40,020,838	711,621
3) John W. Czechowicz	40,028,062	704,397

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that, other than the December 16, 2022 distributions reported in Note 8, there are no events requiring adjustment or disclosure in the financial statements.

2022 Annual Report 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ensemble Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ensemble Fund (the “Fund”), a series of PFS Funds, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2015.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 20, 2022

2022 Annual Report 13

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-785-8165. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	13	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) since March
2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust. Jeffrey R. Provence is the son of Ross C. Provence.

Independent Trustees

				Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
				Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	13	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Robert L. Boerner,	Independent	Indefinite Term;	Owner / Broker of Gecko Realty	13	None
Year of Birth: 1969	Trustee	Since 2022	(2008 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown, estate	13	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	planning and business attorney		Investor Funds
			(1970 to current).

John W. Czechowicz,	Independent	Indefinite Term;	CPA at CWDL (2016 to current).	13	None
Year of Birth: 1983	Trustee	Since 2022

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2022 Annual Report 14

Investment Adviser
Ensemble Capital Management, LLC

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Distributor
Arbor Court Capital, LLC

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Ensemble
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Ensemble Fund www.ensemblefund.com 1-800-785-8165

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 10/31/2022	FYE 10/31/2021
Audit Fees	$13,750	$13,750
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$4,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement, 1120 RIC, and review of year end dividend calculation.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 10/31/2022	FYE 10/31/2021
Registrant	$5,250	$5,250
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 12/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 12/29/2022

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 12/29/2022